Exhibit 10.47
CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT
THIS AMENDMENT TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of the last date of signature (the “Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and the Commonwealth of Australia as Represented by the Department of Health, with offices at Scarborough House 1 Atlantic Street, Woden, ACT 2606, Australia (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 31 December 2020 (as amended) (the “Agreement”); and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is amended by this Amendment as follows:
1.Recitals. The Recitals shall be amended by the addition of the following new recital:
WHEREAS, the Parties agree that if Novavax decides to commercialize any Variant Vaccine(s), Customer wishes to have the option to purchase an amount of the Variant Vaccine(s) ([***]).
2.Section 2.1. (Sale of Product) shall be amended by adding a new Section 2.1.1 as follows:
Section 2.1.1. Option to purchase Vaccine Variants. The Parties acknowledge that Novavax may develop one or more alternative formulations of the Vaccine that are [***] different to the Vaccine [***] to target any current or future variants or strains of COVID-19 (each a “Variant Vaccine”). The Parties agree that any [***] variations of the Vaccine are not considered a Variant Vaccine. Novavax may elect to commercialize a Variant Vaccine and if so, shall [***], notify Customer in writing of such proposed commercialization plans. If Novavax provides such notice to the Customer or the Customer otherwise becomes aware that Novavax intends to commercialize any Variant Vaccine, the Customer may, [***], provide Novavax with one or more written notices electing to purchase any Variant Vaccine ([***]) (each notice an “Option Notice”). Each Option Notice will provide for the number of Variant Vaccine doses the Customer wishes to be supplied and, [***]. Terms of Agreement and variation. The Variant Vaccine will be supplied pursuant to the applicable terms of the Agreement, including Sections 2.2, 2.4, 2.5, 2.6, 3, 4, 8, 14 and 15, and the terms “Vaccine” and “Product” in the Agreement will be deemed (as applicable and except as the context otherwise requires) to include any Variant Vaccine (howsoever it may be packaged) ordered by the Customer in accordance with this clause; except that on receipt of each Option Notice, the Parties agree to negotiate, [***], the amount of Variant Vaccine doses to be supplied, the price of such Variant Vaccine (provided that the price of each Variant Vaccine dose must be no more than [***]) and the estimated delivery schedule for the Variant Vaccines. If the Parties agree on the matters set out above, the Parties will enter into a variation to the Agreement to include the agreed quantity and price of ([***]), and delivery schedule for, the Variant Vaccine. Aggregate Amount and Advance Payment. Any Variant Vaccine will count towards the Aggregate Amount ([***]). On execution of the variation by both parties, Novavax will [***]. [***]. Within [***] after execution of the variation by both parties, the Customer will deliver to Novavax (i) a Purchase Order for the agreed quantity of Variant Vaccine together with the Customer’s order number and invoice address and (ii) [***].
3.Section 2.4. (Delivery) shall be deleted in its entirety and replaced with the following:
Delivery. Novavax will use reasonable endeavours to meet the quarterly delivery schedule for the Product set forth in Exhibit B (“Delivery Schedule”). Novavax will deliver, or ensure that the Sponsor delivers: (a) [***]: (i) if the Vaccine receives Regulatory Approval in the Territory before [***], or (ii) if the Vaccine receives Regulatory Approval in the Territory on or after [***] (in each case (i) and (ii), [***]); and (b) [***] shipments of Product to Customer thereafter until the Aggregate Amount is supplied in accordance with the quantities of Vaccine specified in the Delivery Schedule, and otherwise in accordance with Section 3.1. Customer acknowledges that initiation of deliveries is dependent on Regulatory Approval in the Territory and that delivery of the first shipment of Product is expected to be a date as soon as practicable after receipt of
CONFIDENTIAL

Regulatory Approval in the Territory. On at least a [***] basis, Novavax shall communicate any anticipated changes to the Delivery Schedule to Customer. Any changes to the Delivery Schedule must be made in accordance with Section 13.4. At least [***] in advance of each anticipated shipment under the Delivery Schedule, Novavax will confirm to the Customer in writing the date of delivery of the Product and the quantities of Product to be delivered. [***], Novavax will notify Customer in writing by email when the Product is available for Delivery. [***] (“Delivery Change Request”). Within [***] of receipt of such Delivery Change Request, Novavax shall provide a proposed delivery schedule reflecting the Delivery Change Request or that portion of the Delivery Change Request which Novavax can, acting reasonably, accommodate. The Parties may discuss in [***] any changes to the proposed delivery schedule. If a proposed delivery schedule is agreed upon, the Parties shall make any necessary changes to the Delivery Schedule in accordance with Section 13.4. Novavax will notify Customer in writing by email when the Product is available for Customer’s inspections.
4.Section 2.5. (Variance) shall be deleted in its entirety and replaced with the following:
Not used.
5.Section 2.6. (Short Supply) shall be deleted in its entirety and replaced with the following:
Short Supply. If Novavax receives Regulatory Approval in the Territory, but reasonably believes that it will not be able to supply Customer with quantities of Vaccine specified in the Delivery Schedule, then Novavax shall [***] notify Customer in writing of such circumstances (Short Supply Notice), [***].
2.6.1.    Without prejudice to any other rights that the Customer may have under this Agreement, the Customer may, by giving Novavax written notice no later than [***] after receipt of the Short Supply Notice from Novavax: (a) elect to cancel delivery of the Product that was scheduled for delivery during the duration of the supply failure; or (b) where Novavax’s inability to supply results from Novavax’s inability to manufacture or source sufficient quantities of Vaccine doses to supply all of its customers, elect for Novavax to deliver to Customer [***] for the period of short supply, on any conditions [***] notified by Customer (including as to how any short supply should be made up in the future).
2.6.2.    If Novavax’s failure to supply is still ongoing after [***] of each initial missed or under delivery, Customer may, by giving Novavax written notice no later than [***] after such [***] period has passed, cancel future deliveries of Product and terminate the Agreement.
2.6.3.    For avoidance of doubt, Product may not be cancelled under this Section 2.6 if, at the time of receipt of a cancellation notice given by the Customer under Section 2.6.1 or Section 2.6.2, such Product (a) has arrived in Australia but is still under quarantine awaiting TGA release, or (b) has passed TGA release, but not been delivered to Customer in accordance with Section 3.1.
2.6.4.    If Customer elects to cancel delivery of Product pursuant to this Section 2.6, [***]. [***].
6.Section 7.2.2. (Regulatory Approval) shall be deleted in its entirety and replaced with the following:
Regulatory Approval. If Novavax fails to receive Regulatory Approval of the Vaccine in the Territory on or before [***] then Customer may terminate this Agreement [***] upon written notice to Novavax. Customer’s sole and exclusive remedy for Novavax’s failure to receive Regulatory Approval of the Vaccine in the Territory are those set out in this Section 7.2.2 and Section 7.5.
7.Section 18.57 shall be deleted in its entirety and replaced with the following:
Not used.
8.Exhibit B. Exhibit B in the Agreement is hereby deleted and replaced with the attached Exhibit B.
9.Exhibit D. Exhibit D in the Agreement is hereby deleted and replaced with the attached Exhibit D.

10.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
11.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.
12.IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the last date of signature written below.

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NOVAVAX, INC. By: /s/ John A. Herrmann III Signature Name: John A. Herrmann III Title: EVP, Chief Legal Officer Date: 12/20/2021

SIGNED by an authorised representative for and on behalf of the Commonwealth of Australia acting through and represented by the Department of Health [***] in the presence of:

/s/ [***]
Signature of witness

[***]
Name of Witness (block letters)

Date: 23 December 2021
/s/ [***] Signature of authorised signatory [***] Name of authorised signatory (block letters) [***] Position of authorised signatory

Exhibit B

Delivery Schedule
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit B setting forth the Delivery Schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Exhibit D

Manufacturing Facilities:
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit D setting forth the Manufacturing Facilities has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]